UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2023

MIND MEDICINE (MINDMED) INC.

(Exact name of Registrant as Specified in Its Charter)

British Columbia, Canada	001-40360	98-1582438
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, Suite 8500 New York, New York		10007
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 220-6633

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	MNMD	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 21, 2023, Mind Medicine (MindMed) Inc. (the “Company”) held its 2023 Annual General Meeting of Shareholders (the “Annual Meeting”). As of April 20, 2023, the record date for the Annual Meeting, 38,593,701 common shares were outstanding and entitled to vote at the Annual Meeting. A quorum was present at the Annual Meeting under the Company’s amended and restated articles, and there were 16,330,495 common shares present or represented at the Annual Meeting by valid proxies representing approximately 42.3% of the common shares entitled to vote at the Annual Meeting. The Company’s shareholders voted on the two proposals set forth below. A more detailed description of each proposal is set forth in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on May 1, 2023.

Set forth below are the preliminary voting results as provided by First Coast Results, Inc., the independent inspector of elections for the Annual Meeting (the “Inspector of Elections”). FCM MM Holdings, LLC (“FCM”) has challenged the preliminary results and accordingly, such results are subject to a review and challenge period, after which the Inspector of Elections will certify the final voting results. The Company will file an amendment to this Current Report on Form 8-K to disclose the final voting results after the Company receives a certified report from the Inspector of Elections. The Company does not believe that the review and challenge period will result in any of FCM’s nominees being elected or the Company failing to achieve quorum at the Annual Meeting

Proposal 1 – Election of Directors

The Company’s six nominees, Robert Barrow, Dr. Suzanne Bruhn, Dr. Roger Crystal, David Gryska, Andreas Krebs, and Carol A. Vallone, were each elected to serve as a member of the Company’s Board of Directors (the “Board”) until the 2024 annual general meeting of shareholders (the “2024 Annual Meeting”) and until his or her successor is duly elected or qualified, by the following votes:

Company Board Nominee	Votes For	Votes Withheld
Robert Barrow	8,154,619	6,260,614
Dr. Suzanne Bruhn	10,708,185	3,707,052
Dr. Roger Crystal	8,208,815	6,206,151
David Gryska	12,248,893	2,166,343
Andreas Krebs	8,099,276	6,315,960
Carol A. Vallone	8,125,466	6,289,772

FCM MM Holdings, LLC Nominee	Votes For	Votes Withheld
Dr. Scott Freeman	6,023,932	7,779,083
Dr. Farzin Farzaneh	6,022,144	7,780,172
Vivek Jain	5,950,387	7,852,629
Alexander J. Wodka	5,921,398	7,881,619

Proposal 2 – Appointment of Auditor

The shareholders approved the appointment of KPMG LLP as the auditor of the Company until the close of the 2024 Annual Meeting, by the following votes:

Votes For	Votes Against	Votes Abstain
14,857,596	394,019	1,078,880

Cautionary Notes and Forward-Looking Statements

Certain statements in this Current Report on Form 8-K related to the Company constitute “forward-looking statements” within the meaning of applicable securities laws and are prospective in nature. Forward-looking statements are not based on historical facts, but rather on current expectations and projections about future events and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. These statements generally can be identified by the use of forward-looking words such as “will”, “may”, “should”, “could”, “intend”, “estimate”, “plan”, “anticipate”, “expect”, “believe”, “potential” or “continue”, or the negative thereof or similar variations. Undue reliance should not be placed on forward-looking statements, which are inherently uncertain, are based on estimates and assumptions, and are subject to known and unknown risks and uncertainties (both general and specific) that contribute to the possibility that the future events or circumstances contemplated by the forward-looking statements will not occur. There can be no assurance that the plans, intentions or expectations upon which forward-looking statements are based will in fact be realized. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the final voting results of the Annual Meeting.

Forward-looking statements are based on the opinions and estimates of management of the Company at the date the statements are made, as well as a number of assumptions made by, and information currently available to, the Company concerning, among other things, the final voting results of the Annual Meeting and the non-occurrence of the risks and uncertainties outlined below or other significant events occurring outside of MindMed’s normal course of business. Although management of the Company considers these assumptions to be reasonable based on information currently available to it, they may prove to be incorrect.

There are numerous risks and uncertainties that could cause actual results and the Company’s plans and objectives to differ materially from those expressed in the forward-looking statements, including the final voting results of the Annual Meeting, as well as those risk factors discussed or referred to herein and the risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023 under headings such as “Special Note Regarding Forward-Looking Statements,” and “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other filings and furnishings made by the Company with the securities regulatory authorities in all provinces and territories of Canada which are available under the Company’s profile on SEDAR at www.sedar.com and with the U.S. Securities and Exchange Commission (“SEC”) on EDGAR at www.sec.gov. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events, changes in expectations or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIND MEDICINE (MINDMED) INC.

Date: June 27, 2023	By:	/s/ Robert Barrow
	Name:	Robert Barrow
	Title:	Chief Executive Officer